Exhibit 10.15

                               WARRANT CERTIFICATE
                               -------------------


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.


                          FULLNET COMMUNICATIONS, INC.


No.:     W-00-13                                                 50,000 Warrants
Date:    August 2, 2000

         THIS IS TO CERTIFY that Timothy J. Kilkenny or his assigns, as permitted in that certain Warrant Agreement (the "Warrant agreement"), dated of even date herewith, by and among FullNet Communications, Inc. (the "Company") and Timothy J. Kilkenny is entitled to purchase at any time or from time to time on or after the date hereof, until 5:00 p.m., Central Standard Time on August 2, 2004, an aggregate of Fifty Thousand (50,000) shares of common stock, par value $0.00001 per share, of the Company, for an exercise price per share of $.01 per share as set forth in the Warrant Agreement referred to herein. This Warrant is issued pursuant to the Warrant Agreement, and all rights of the holder of this Warrant are further governed by, and subject to the terms and provisions of such Warrant Agreement, copies of which are available upon request to the Company. The holder of this Warrant and the shares issuable upon the exercise hereof shall be entitled to the benefits, rights and privileges and subject to the obligations, duties and liabilities provided for in the Warrant Agreement.

         The issuance of this Warrant and the shares issuable upon the due and timely exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Act"), or any similar state securities law or act, and, as such, no public offering of either this Warrant or any of the shares of common stock issuable upon exercise of this Warrant may be made other than under an exemption under the Act or until the effectiveness of a registration statement under such Act covering such offering. Transfer of this Warrant is restricted pursuant to the terms of Section 8 of the Warrant Agreement.

         Subject to the provisions of the Act, of the Warrant Agreement and of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, only to the extent expressly permitted in such documents and then only at the office of the Company at 201 Robert S. Kerr, Suite 210, Oklahoma City, Oklahoma 73102, Attention CFO, by the holder hereof or by a duly authorized attorney-in-fact, upon surrender of this Warrant duly endorsed, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

                               Warrant Ceriticate
                                  Page 1 of 4

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES OF OKLAHOMA LAW.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and its corporate seal to be hereunto affixed by its proper corporate officers thereunto duly authorized.

                                     FULLNET COMMUNICATIONS, INC.


                                     By:___________________________________
                                        Travis Lane, Vice President and CFO

(SEAL)

Attest:


- ----------------------------------
Jeanette C. Timmons, Secretary



                              Warrant Certificate
                                  Page 2 of 4

                          FULLNET COMMUNICATIONS, INC.

                                  SUBSCRIPTION
                                  ------------

      To Be Signed Only Upon Exercise (in whole or in part) of the Warrants

TO:                              FULLNET COMMUNICATIONS, INC.
                                 201 Robert S. Kerr, Suite 210
                                 Oklahoma City, Oklahoma 73102
                                 Attention:  CFO

         1. The undersigned, _________________________________,  pursuant to the provisions of the Warrant Agreement dated as of August 2, 2000 and the attached Warrant Certificate, hereby agrees to subscribe for the purchase of _______ shares of the common stock of FullNet Communications, Inc. covered by the attached Warrant Certificate, and makes payment therefor in full at the price per share provided by the Warrant Agreement.

         2. The undersigned Holder elects to pay the aggregate purchase price for such shares of common stock (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $______________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $___________, which transfer has been made before or simultaneously with the delivery of this Subscription pursuant to the instructions of the Company.

         3. Please issue a stock certificate or certificates representing the appropriate number of shares of common stock in the name of the undersigned or in such other name(s) as is specified below:

- --------------------------------------    --------------------------------------
(Name)                                    (Social Security #)

- --------------------------------------    --------------------------------------
(Signature)                               (Address)

- --------------------------------------    --------------------------------------
(Date)                                    (Address)

                               WARRANT CERTIFICATE
                                   PAGE 3 OF 4

                                   ASSIGNMENT
                                   ----------

         FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfer unto ______________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ________________________, attorney, to transfer said Warrant on the books of FullNet Communications, Inc.

- -----------------------------------    -----------------------------------------
(Name)                                 (Name of Assignee)

- -----------------------------------    -----------------------------------------
(Signature)                            (Signature of Assignee)

- -----------------------------------    -----------------------------------------
(Social Security or Fed ID #)          (Social Security or Fed ID # of Assignee)

- -----------------------------------    -----------------------------------------

- -----------------------------------    -----------------------------------------
(Address)                              (Address of Assignee)

- -----------------------------------
(Date)

                               PARTIAL ASSIGNMENT
                               ------------------

         FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfer unto ______________________ the right to purchase _____ shares of the common stock of FullNet Communications, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ________________________, attorney, to transfer that part of said Warrant on the books of FullNet Communications, Inc.

- -----------------------------------    -----------------------------------------
(Name)                                 (Name of Assignee)

- -----------------------------------    -----------------------------------------
(Signature)                            (Signature of Assignee)

- -----------------------------------    -----------------------------------------
(Social Security or Fed ID #)          (Social Security or Fed ID # of Assignee)

- -----------------------------------    -----------------------------------------

- -----------------------------------    -----------------------------------------
(Address)                              (Address of Assignee)

- -----------------------------------
(Date)

                              WARRANT CERTIFICATE
                                   PAGE 4 OF 4